Exhibit 10.13

JONES DAY
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Telephone: (216) 586-3939
Facsimile: (216) 579-0212
David G. Heiman (admitted pro hac vice)
Carl E. Black (admitted pro hac vice)
Thomas A. Wilson (admitted pro hac vice)
Attorneys for Debtors and Debtors in Possession

HUNTON & WILLIAMS LLP
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia 23219
Telephone: (804) 788-8200
Facsimile: (804) 788-8218
Tyler P. Brown (VSB No. 28072)
J.R. Smith (VSB No. 41913)
Henry P. (Toby) Long, III (VSB No. 75134)
Justin F. Paget (VSB No. 77949)

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
RICHMOND DIVISION

In re: Alpha Natural Resources, Inc., et al., Debtors.	Chapter 11 Case No. 15-33896 (KRH) (Jointly Administered)
STIPULATION BY AND AMONG THE DEBTORS, THE UMWA FUNDS AND THE FIRST LIEN AGENT RESOLVING VARIOUS PLAN-RELATED ISSUES
Alpha Natural Resources, Inc. (“ANR”) and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the “Debtors”), The United Mine Workers of America 1974 Pension Plan and Trust (the “1974 Pension Plan”), the United Mine Workers of America 1993 Benefit Plan and Trust (the “1993 Benefit Plan”), the United Mine Workers of America 2012 Retiree Bonus Account Plan (the “Account Plan”), the United Mine Workers of America Cash Deferred Savings Plan of 1988 (the “CDSP”), the United Mine Workers of America Combined Benefit Fund (the “Combined Benefit Fund”), and the United Mine Workers of America 1992 Benefit Plan (the “1992 Plan” and, together with the Combined Benefit Fund, the “Coal Act Funds”) (the Coal Act Funds, together with the 1974 Pension Plan, the 1993 Benefit Plan, the CDSP, and the Account Plan, the “UMWA Funds”), Citicorp North America, Inc., as administrative and collateral agent (the “First Lien Agent”), under the Debtors’ prepetition first lien secured credit facility (the “First Lien Credit Facility”), and Contura Energy, Inc. (“NewCo”) (the Debtors, the

First Lien Agent, NewCo and the UMWA Funds, the “Parties”), by and through each of their undersigned counsel, hereby enter into this stipulation (this “Stipulation”) regarding the resolution of certain objections and other disputes related to the Debtors’ Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession (Docket No. 2527) (as it may be modified, supplemented or amended, the “Plan”).1
Recitals
1.    On August 3, 2015 (the “Petition Date”), the Debtors commenced their cases (the “Bankruptcy Cases”) by filing voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”).
2.    By order of the Bankruptcy Court (Docket No. 129), the Bankruptcy Cases have been consolidated for procedural purposes only and are being jointly administered.
3.    The Debtors are authorized to continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.
4.    On February 8, 2016, the Debtors filed the Debtors’ Omnibus Motion for Entry of: (I) an Order Establishing Bidding and Sale Procedures for the Potential Sale of Certain Mining Properties and Related Assets; (II) One or More Orders Approving the Sale of Such Assets; (III) an Order Approving Settlements Related to Unencumbered Assets and the Pre-Petition Lenders’ Diminution Claims; and (IV) an Order Approving Amendments to Certain Case Milestones in Connection with the DIP Credit Agreement (Docket No. 1464) (the “Sale Motion”) seeking to commence a process for the sale of certain of their assets (collectively, the “Core Assets”). To

Capitalized terms not otherwise defined herein have the meanings given to them in the Plan (as hereinafter defined).

facilitate this process, the lenders under the First Lien Credit Facility (collectively, the “First Lien Lenders”) agreed to establish an entity (the “Stalking Horse Bidder”) to serve as a stalking horse bidder. By an order entered on March 11, 2016 (Docket No. 1764), the Bankruptcy Court approved, among other things, (a) the procedures for the sale of the Core Assets subject to the Sale Motion and (b) the form of asset purchase agreement supporting the stalking horse bid made by the First Lien Lenders on behalf of the Stalking Horse Bidder (as such agreement may be modified, supplemented or amended, the “Stalking Horse APA”). Thereafter, NewCo was incorporated under the laws of the state of Delaware.
5.    On March 7, 2016, the Debtors filed the Joint Plan of Reorganization of Debtors and Debtors in Possession (the “Initial Plan”) and a related disclosure statement (Docket No. 1703). On May 25, 2016, the Debtors filed the Plan and related disclosure statement.
6.    References herein to the Debtors shall include the reorganized Debtors following the effective date of the Plan (the “Effective Date”).
7.    On February 4, 2016, the UMWA Funds filed their Notice of Appeal (Docket No. 1434), providing notice of their appeal (Case No. 3:16-cv-00075-HEH in the United States District Court for the Eastern District of Virginia) of the Order (I) Authorizing Payments Under 2015 Annual Incentive Bonus Plan and (II) Approving Key Employee Incentive Plan for Certain Insider Employees for 2016 (Docket No. 1387) (the “KEIP Appeal”).
8.    On February 19, 2016, the UMWA Funds filed their Objection of the UMWA Health and Retirement Funds to the Debtors’ Omnibus Motion for Entry of: (I) An Order Establishing Bidding and Sale Procedures for the Potential Sale of Certain Mining Properties and Related Assets; (II) One or More Orders Approving the Sale of Such Assets; (III) An Order Approving Settlements Related to Unencumbered Assets and the Pre-Petition Lenders’ Diminution Claims; and (IV) An

Order Approving Amendments to Certain Case Milestones in Connection with the DIP Credit Agreement (Docket No. 1588) (the “UMWA Funds Sale Objection”).
9.    On April 12, 2016, the Coal Act Funds filed their Motion in the Alternative of the Coal Act Funds for Adequate Protection (Docket No. 2045) (the “Adequate Protection Motion”).
10.    On April 15, 2016, the Coal Act Funds filed their Objection of the Coal Act Funds to the Debtors’ Omnibus Motion for Entry of: (I) An Order Establishing Bidding and Sale Procedures for the Potential Sale of Certain Mining Properties and Related Assets; (II) One or More Orders Approving the Sale of Such Assets; (III) An Order Approving Settlements Related to Unencumbered Assets and the Pre-Petition Lenders’ Diminution Claims; and (IV) An Order Approving Amendments to Certain Case Milestones in Connection with the DIP Credit Agreement (Docket No. 2115) (the “Coal Act Funds Sale Objection”).
11.    On June 2, 2016, the Coal Act Funds filed their Motion for Reconsideration of the Court’s Section 1114 Order (Docket No. 2595) (the “Reconsideration Motion”).
12.    On June 23, 2016, the 1974 Pension Plan filed its Response of the United Mine Workers of America 1974 Pension Plan and Trust to Debtors’ Objection to Claim (Docket No. 2762) (the “Claim Objection Response” and, together with the KEIP Appeal, the UMWA Funds Sale Objection, the Adequate Protection Motion, the Coal Act Funds Sale Objection and the Reconsideration Motion and any related objections, responses and replies, the “Disputed Matters”).

Decretals
IT IS HEREBY STIPULATED AND AGREED THAT:
1.    The Disputed Matters are RESOLVED as set forth in the UMWA Funds Settlement Term Sheet, attached as Exhibit A hereto.

2.    The Parties’ obligations under this Stipulation shall be null and void if:

a.	The Debtors withdraw or expressly determine not to pursue the Plan or any other chapter 11 Plan that is consistent with the UMWA Funds Settlement Term Sheet; or

b.	The Debtors amend or modify the Plan in a manner that is inconsistent with the UMWA Funds Settlement Term Sheet.
3.    It shall be a condition to the occurrence of the Effective Date under the Plan that the Board of Directors of NewCo shall have executed a resolution binding NewCo to the obligations undertaken by NewCo in the UMWA Funds Settlement Term Sheet.
4.    Except as otherwise expressly set forth herein, the Parties reserve and preserve their rights, remedies and defenses.
5.    This Stipulation may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute the same instrument. If the Debtors fail to file a copy of this Stipulation with the Bankruptcy Court by 5:00 p.m. (prevailing Eastern time) on the business day following the execution of this Stipulation by all Parties hereto, the other Parties may file this Stipulation with the Bankruptcy Court.
6.    The Parties agree to and will cooperate fully with each other in the performance of this Stipulation.
7.    This Stipulation shall not be modified except by written instrument executed by the Parties.
8.    The Parties’ undersigned counsel have authority to enter into this Stipulation on the Parties’ behalf.

Dated: July 6, 2016 STIPULATED AND AGREED:
/s/ Henry P. (Toby) Long, III	/s/ Damon P. Meyer
David G. Heiman (admitted pro hac vice)
Carl E. Black (admitted pro hac vice)
Thomas A. Wilson (admitted pro hac vice)
JONES DAY
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
Telephone: (216) 586-3939
Facsimile: (216) 579-0212
Tyler P. Brown (VSB No. 28072)
J.R. Smith (VSB No. 41913)
Henry P. (Toby) Long, III (VSB No. 75134)
Justin F. Paget (VSB No. 77949)
HUNTON & WILLIAMS LLP
Riverfront Plaza, East Tower
951 East Byrd Street
Richmond, Virginia 23219
Telephone: (804) 788-8200
Facsimile: (804) 788-8218
ATTORNEYS FOR DEBTORS AND DEBTORS IN POSSESSION

Damian S. Schaible (admitted pro hac vice)
James I. McClammy (admitted pro hac vice)
Damon P. Meyer (admitted pro hac vice)
DAVIS POLK & WARDWELL LLP
450 Lexington Avenue
New York, New York 10017
Telephone: (212) 450-4000
Facsimile: (212) 701-5800
Dion W. Hayes (VSB No. 34304)
Sarah B. Boehm (VSB No. 45201
K. Elizabeth Sieg (VSB No. 77314)
McGUIREWOODS LLP
800 East Canal Street
Richmond, Virginia 23219
Telephone: (804) 775-1000
Facsimile: (804) 775-1061

ATTORNEYS FOR THE
FIRST LIEN AGENT, INCLUDING IN ITS CAPACITY AS SOLE SHAREHOLDER OF NEWCO

/s/ Sabin Willett

Sabin Willett (admitted pro hac vice)
Julia Frost-Davies (admitted pro hac vice)
MORGAN, LEWIS & BOCKIUS LLP
One Federal Street
Boston, MA 02110-1726
Telephone: (617) 341-7700
Facsimile: (617) 341-7701
- and -
John C. Goodchild, III (admitted pro hac vice)
1701 Market Street
Philadelphia, PA 19103-2921
Telephone: (215) 963-5000
Facsimile: (215) 963-5001
Paul A. Green
John R. Mooney (VSB No. 22212)
MOONEY, GREEN, SAINDON, MURPHY
& WELCH, P.C.
1920 L Street, N.W., Suite 400
Washington, D.C. 20036
Telephone: (202) 783-0010
Facsimile: (202) 783-6088
Karen M. Crowley (VSB No. 35881)
Ann B. Brogan (VSB No. 25567)
CROWLEY, LIBERATORE, RYAN &
BROGAN, P.C.
150 Boush Street, Suite 300
Norfolk, VA 23510
Telephone: (757) 333-4500
Facsimile: (757) 333-4501
ATTORNEYS FOR THE UMWA FUNDS

EXHIBIT A

UMWA FUNDS SETTLEMENT TERM SHEET
This UMWA Funds Settlement Term Sheet (the “Term Sheet”) sets forth certain key elements of a proposed resolution of issues in the chapter 11 cases captioned as In re Alpha Natural Resources, Inc., et al., jointly administered Case No. 15-33896 (KRH) (the “Bankruptcy Cases”) pending in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) by and among the following parties (together, the “Parties”): (a) the debtors in possession in the Bankruptcy Cases (collectively, the “Debtors”); (b) The United Mine Workers of America 1974 Pension Plan and Trust (the “1974 Pension Plan”), the United Mine Workers of America 1993 Benefit Plan and Trust (the “1993 Benefit Plan”), the United Mine Workers of America 2012 Retiree Bonus Account Plan (the “Account Plan”), the United Mine Workers of America Cash Deferred Savings Plan of 1988 (the “CDSP”), the United Mine Workers of America Combined Benefit Fund (the “Combined Benefit Fund”), and the United Mine Workers of America 1992 Benefit Plan (the “1992 Plan” and, together with the Combined Benefit Fund, the “Coal Act Funds”) (the Coal Act Funds, together with the 1974 Pension Plan, the 1993 Benefit Plan, the CDSP, and the Account Plan, the “UMWA Funds”); and (c) the First Lien Lenders and First Lien Agent (collectively, the “First Lien Parties”); and (d) the DIP Lenders and the DIP Agents (collectively, the “DIP Parties”).3 This Term Sheet includes certain material terms of the proposed settlement.

Capitalized terms used by not defined herein shall have the meanings ascribed to them in the following, each as applicable: (a) the Final Order (I) Authorizing Debtors (A) to Obtain Post-Petition Financing Pursuant to 11 U.S.C. §§ 105, 361, 362, 363(b), 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1) and 364(e) and (B) to Utilize Cash Collateral Pursuant to 11 U.S.C. § 363 and (II) Granting Adequate Protection to Pre-Petition Secured Parties Pursuant to 11 U.S.C. §§ 361, 362, 363, 364, and 507(b) (Docket No. 465) (as amended from time to time, the “Final DIP Order”); and (b) the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession filed by the Debtors on May 25, 2016 (Docket No. 2527) (the “Plan”).

Periodic Payments
Allowed Administrative Expense and Subsequent Periodic Payments from NewCo
▪
The UMWA Funds shall receive an initial distribution of $2.5 million in cash (to be allocated among the UMWA Funds by the UMWA Funds in their discretion) on the Effective Date, pursuant to the order confirming the Debtors’ plan of reorganization or other Bankruptcy Court order entered substantially contemporaneously therewith, as an allowed administrative expense.
▪
Subject to the occurrence of the Effective Date, NewCo shall, pursuant to the order confirming the Debtors’ plan of reorganization or other Bankruptcy Court order entered substantially contemporaneously therewith, make periodic cash payments (to be allocated among the UMWA Funds by the UMWA Funds in their discretion) on the dates and in the amounts listed below:
•    12/31/2017: $500,000
•    12/31/2018: $1 million
•    12/31/2019: $2 million
•    12/31/2020: $2 million
•    12/31/2021: $2 million

Resolution of Certain Objections and other Filings
Other Administrative Expense Claims
▪
Except as set out in this term sheet, none of the UMWA Funds shall assert or be entitled to a claim in the Bankruptcy Cases with administrative or other priority status.
▪
The Response of the United Mine Workers of America 1974 Pension Plan and Trust to Debtors’ Objection to Claim [Docket No. 2762] is withdrawn.
▪
Nothing in this Term Sheet shall affect any general unsecured claim of any of the UMWA Funds.

KEIP Appeal
▪
None of the UMWA Funds shall continue to prosecute their appeal (Case No. 3:16-cv-00075-HEH in the United States District Court for the Eastern District of Virginia) of the Order (I) Authorizing Payments Under 2015 Annual Incentive Bonus Plan and (II) Approving Key Employee Incentive Plan for Certain Insider Employees for 2016 [Docket No. 1387] (the “KEIP Appeal”), or pursue or prosecute any related judicial actions or proceedings. The Parties shall take all necessary actions to have the United States District Court for the Eastern District of Virginia hold the KEIP Appeal in abeyance and, upon the Effective Date, to be withdrawn with prejudice.

Sale Objections
▪
The UMWA Funds shall withdraw their Objection of the UMWA Health and Retirement Funds to the Debtors’ Omnibus Motion for Entry of: (I) An Order Establishing Bidding and Sale Procedures for the Potential Sale of Certain Mining Properties and Related Assets; (II) One or More Orders Approving the Sale of Such Assets; (III) An Order Approving Settlements Related to Unencumbered Assets and the Pre-Petition Lenders’ Diminution Claims; and (IV) An Order Approving Amendments to Certain Case Milestones in Connection with the DIP Credit Agreement [Docket No. 1588].
▪
The Coal Act Funds shall withdraw their Objection of the Coal Act Funds to the Debtors’ Omnibus Motion for Entry of: (I) An Order Establishing Bidding and Sale Procedures for the Potential Sale of Certain Mining Properties and Related Assets; (II) One or More Orders Approving the Sale of Such Assets; (III) An Order Approving Settlements Related to Unencumbered Assets and the Pre-Petition Lenders’ Diminution Claims; and (IV) An Order Approving Amendments to Certain Case Milestones in Connection with the DIP Credit Agreement [Docket No. 2115].
▪
The Coal Act Funds shall withdraw their Motion in the Alternative of the Coal Act Funds for Adequate Protection [Docket No. 2045].
▪
None of the UMWA Funds shall pursue any objection to or raise any argument against the sale of the Reserve Price Assets free and clear of claims and encumbrances as contemplated in the Plan or prosecute any claim for or raise any argument that they are entitled to adequate protection with respect to their claims pursuant to section 363(e) of the Bankruptcy Code.
▪
Any other pending objections, responses or reservations of rights of any of the UMWA Funds with respect to relief sought by the Debtors that may be pending, and any supporting memoranda of law, shall be withdrawn.

Motion for Reconsideration	▪ The Coal Act Funds shall withdraw their Motion for Reconsideration of the Court’s Section 1114 Order [Docket No. 2595], and none of the UMWA Funds shall otherwise pursue the relief sought thereby.
Purported Successor Liability Claims
▪
None of the UMWA Funds shall assert or pursue any claims, or support any claims of any other party, alleging that one or more of the Coal Act Funds and/or any other party has one or more claims against any of the First Lien Parties, NewCo, or any affiliate of the foregoing related to any of the Debtors’ existing liabilities under a statutory or common law theory of successor liability or any other theory of liability.

Nature of withdrawal of pleadings
▪
With respect to all actions, objections, responses or reservations of rights, the withdrawal of which is contemplated in this Term Sheet, the UMWA Funds shall cause such objections, responses or reservations of rights to be held in abeyance pending the Effective Date, and shall use best efforts to request the abeyance of such actions pending the Effective Date, and shall cause them to be withdrawn with prejudice by no later than five days after the Effective Date.

Plan Support

Plan Support
▪
The UMWA Funds shall support the Plan (as it may be modified in accordance with its terms, provided that any such amendment shall not be inconsistent with this Term Sheet), shall act promptly and in good faith to obtain leave of the Court to change their previous votes to votes in favor of confirmation of the Plan and shall not object to the confirmation of the Plan or support other parties in objecting to the Plan. The UMWA Funds agree to be bound by the terms of the Plan to the extent it is not inconsistent with this Term Sheet.
▪
The Debtors, the Lenders, and the UMWA Funds shall use reasonable best efforts to obtain orders necessary to implement the terms hereof.

Other Matters
Cooperation with Requests
▪
Without limiting any of the agreements set forth herein or the discharge and releases under the Plan and the order confirming the Plan, upon request of the Coal Act Funds, NewCo will reasonably assist with providing information to the Coal Act Funds with respect to related persons under the Coal Act (to the extent permitted under relevant confidentiality agreements or other legal impediments to disclosure), provided that nothing in this Term Sheet shall require NewCo to incur any expenses related to providing such information.

Temporary Continuation of Certain Obligations
▪
The Debtors will continue to:
•    Maintain their individual employer plans for Coal Act beneficiaries through July 31, 2016 and will cooperate with the UMWA Funds in arranging for an orderly transition of such beneficiaries to the 1992 Plan.
•    Make contractual contributions to the 1974 Pension Plan, the 1993 Benefit Plan, the CDSP and the Account Plan until the date the Debtors implement their rejection of their collective bargaining agreements.